UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 30, 2005
Old Line Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-50345	20-0154352

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2995 Crain Highway
Waldorf, Maryland	20601

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: 301-645-0333
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 SFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4 (c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On December 30, 2005, the Compensation Committee of the Board of Directors of Old Line Bancshares, Inc. (the “Registrant”) and its wholly owned subsidiary, Old Line Bank, reviewed the anticipated financial performance of the Registrant and Old Line Bank for the fiscal year ended December 31, 2005 in order to determine what, if any, cash bonus or incentive stock option bonus should be paid to the executive officers, James W. Cornelsen (CEO), Joseph W. Burnett (Senior Vice President) and Christine M. Rush (CFO) pursuant to the Registrant’s Incentive Plan Model and Stock Option Model for 2005. The Incentive Plan Model and Stock Option Model is filed with the SEC on Form 8-K filed on June 29, 2005. In making its review, the Compensation Committee reviewed the Registrant’s actual anticipated financial performance and considered the impact of the stock offering that was completed in October 2005 and the addition of the College Park loan production office in August 2005 on the Registrant’s financial performance.
     Based on this review, effective December 30, 2005, the Registrant paid cash bonuses and issued incentive stock options to Mr. Cornelsen, Mr. Burnett and Ms. Rush as follows:

Name of Officer	Cash Bonus	Number of Options	Exercise Price

James W. Cornelsen	$63,000	19,700	$10.44
Joseph Burnett	$25,000	8,800	$10.44
Christine Rush	$24,000	8,300	$10.44
One-third of the option grant vested as of December 31, 2005, one-third of the option grant will vest on December 31, 2006 and one-third of the option grant will vest on December 31, 2007. The options were evidenced by Stock Option Agreements in the form filed as Exhibit 10.2 to the Form 8-K filed with the SEC on January 5, 2005. The options were issued from the Registrant’s 2004 Equity Incentive Plan.
     Also, on December 30, 2005, Old Line Bank increased the guaranteed annual compensation payable to each of the executive officers, as set forth in a second amendment to each executive’s employment agreement. Specifically, Mr. Cornelsen’s guaranteed annual compensation increased from $190,000 to $205,000, Mr. Burnett’s guaranteed annual compensation increased from $127,000 to $142,000 and Ms. Rush’s guaranteed annual compensation increased from $121,000 to $135,500. In addition, Mr. Cornelsen’s agreement was amended to reflect Old Line Bank’s decision to extend the term of Mr. Cornelsen’s employment agreement to March 30, 2011. The summary and description of the amendments to the employment agreements contained herein is qualified in its entirety by reference to the amendments to the employment agreements, copies of which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 to this Form 8-K.
     Pursuant to the Registrant’s and Old Line Bank’s Director Compensation Policy for 2005 (a copy of which was filed as Exhibit 10.6 to the Form 8-K filed with the SEC on January 5, 2005), on December 31, 2005 the Registrant issued each non-employee director an option to purchase 1,000 shares of the Registrant’s common stock. The options were granted at fair market value, are exercisable immediately, and expire on the tenth anniversary of the grant date. Also, the options terminate (if not exercised) on the first anniversary of the termination of the director’s service on the Board of Directors. These options were granted pursuant to the Registrant’s 2001 Incentive Stock Option Plan.
     On January 3, 2006, Old Line Bank entered into Salary Continuation Agreements and Supplemental Life Insurance Agreements and started accruing for a related annual expense, with Mr. Cornelsen, Mr. Burnett and Ms. Rush.
     Under these agreements, and in accordance with the conditions specified therein, benefits accrue over time from the date of the agreement until the executive reaches the age of 65. Upon full vesting of the benefit, the executives will be paid the following annual amounts for 15 years: Mr. Cornelsen — $131,607; Mr. Burnett — $23,177; and Ms. Rush — $56,658. Under the Supplemental Life Insurance Agreements, Old Line Bank is obligated to cause the payment of death benefits to the executives’ designated beneficiaries in the following amounts: Mr. Cornelsen— $717,558; Mr. Burnett — $410,556 and Ms. Rush — $827,976. The Bank has funded these obligations through the purchase of insurance policies owned by Old Line Bank.
     The Registrant designed these agreements to provide Mr. Cornelsen, Mr. Burnett and Ms. Rush supplemental retirement benefits to the benefits received from their 401(k) plan and to retain these individuals and reward them for their contribution to the development and management of the Registrant.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(a)	Not applicable

(b)	Not applicable

(c)	Exhibits
10.1	Second Amendment to Executive Employment Agreement dated December 30, 2005 between Old Line Bank and James W. Cornelsen

10.2	Second Amendment to Executive Employment Agreement dated December 30, 2005 between Old Line Bank and Joseph Burnett

10.3	Second Amendment to Executive Employment Agreement dated December 30, 2005 between Old Line Bank and Christine Rush

10.4	Salary Continuation Agreement dated January 3, 2006 between Old Line Bank and James W. Cornelsen

10.5	Supplemental Life Insurance Agreement dated January 3, 2006 between Old Line Bank and James W. Cornelsen

10.6	Salary Continuation Agreement dated January 3, 2006 between Old Line Bank and Joseph E. Burnett

10.7	Supplemental Life Insurance Agreement dated January 3, 2006 between Old Line Bank and Joseph E. Burnett

10.8	Salary Continuation Agreement dated January 3, 2006 between Old Line Bank and Christine M. Rush

10.9	Supplemental Life Insurance Agreement dated January 3, 2006 between Old Line Bank and Christine M. Rush
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.
January 6, 2006	By:	/s/ James W. Cornelsen
James W. Cornelsen, President

EXHIBIT INDEX

10.1	Second Amendment to Executive Employment Agreement dated December 30, 2005 between Old Line Bank and James W. Cornelsen

10.2	Second Amendment to Executive Employment Agreement dated December 30, 2005 between Old Line Bank and Joseph Burnett

10.3	Second Amendment to Executive Employment Agreement dated December 30, 2005 between Old Line Bank and Christine Rush

10.4	Salary Continuation Agreement dated January 3, 2006 between Old Line Bank and James W. Cornelsen

10.5	Supplemental Life Insurance Agreement dated January 3, 2006 between Old Line Bank and James W. Cornelsen

10.6	Salary Continuation Agreement dated January 3, 2006 between Old Line Bank and Joseph E. Burnett

10.7	Supplemental Life Insurance Agreement dated January 3, 2006 between Old Line Bank and Joseph E. Burnett

10.8	Salary Continuation Agreement dated January 3, 2006 between Old Line Bank and Christine M. Rush

10.9	Supplemental Life Insurance Agreement dated January 3, 2006 between Old Line Bank and Christine M. Rush

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